MFS(R)/ SUN LIFE SERIES TRUST:

                             EMERGING GROWTH SERIES

                      Supplement to the Current Prospectus


Effective immediately, the Portfolio Manager section of the prospectus is hereby restated as follows:

         This series is managed by a team of portfolio managers comprised of David E. Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman, an MFS Vice President. These individuals have each been a portfolio manager of the series since: Mr. Sette-Ducati - January 2001 and Mr. Fischman - April 2002, and they have been employed in the MFS investment management area since: Mr. Sette-Ducati - 1995 and Mr. Fischman - 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research and Management Company.

Members of the team may change from time to time, and a current list of team members is available by contacting Sun Life Assurance Company of Canada (U.S.).



                  The date of this Supplement is April 1, 2004.